Armstrong World Industries Investor Presentation October 27, 2014 Exhibit 99.3

Safe Harbor Statement
Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform
Act.  Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate,"
"estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek,"
and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance, including, in this presentation, all statements and projections relating to the building products “mid-cycle” outlook.  Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future.  A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the SEC.  As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements.  Forward-looking statements speak only as of the date they are made.  We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given, October 27, 2014, and is subject to change.
Any distribution of this presentation after October 27, 2014 is not intended and will not be construed as updating or confirming such information.
In addition, we will be referring to “non-GAAP financial measures” within the meaning of SEC Regulation G.   A reconciliation
of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are can be found in our SEC filings and on the Investor Relations section of our website at www.armstrong.com.
Armstrong competes globally in many diverse markets.  References to "market" or "share" data are simply estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a "product market," a "geographic market" or “market share,” as such terms may be used or defined for any economic, legal or other purpose.

Basis of Presentation Explanation
• When reporting our financial results within this presentation, we make several adjustments.
Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods.
As reported results will be footnoted throughout the presentation.
• We report in comparable dollars to remove
the effects of currency translation on the P&L.
The budgeted exchange rate for 2013 was
used for all currency translations in 2013 and
prior years. Guidance is presented using the
2014 budgeted exchange rate for the year.
• We remove the impact of discrete expenses
and income.  Examples include plant
closures, restructuring actions, and other
large unusual items.
• Taxes for normalized Net Income and EPS
are calculated using a constant 39% for 2013
results and 2014 guidance, which are based
on the expected full year historical tax rate.
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding.
Comparable
Dollars
Other
Adjustments
Net Sales Yes No
Gross Profit Yes Yes
SG&A Expense Yes Yes
Equity Earnings Yes Yes
Operating Income Yes Yes
Net Income Yes Yes
Cash Flow No No
Return on Capital
Yes Yes
EBITDA
Yes Yes
What Items Are Adjusted

Investment Highlights
Diversified $2.7 billion global building products company
with leading positions in most key markets and products
Driving value creation through:
– Recovery in North America
• U.S. Commercial is our most profitable business
with 35-45% margins
– Growth in International Markets
• Executing on emerging market investments and
recovery in developed markets
– Leveraging innovation to drive profitable growth
• Focus on design, environmental leadership, installation
and application enhancements
• New product benefits to drive improved mix
Focused on creating shareholder value

Global Business Overview

35
Manufacturing Facilities
in 8 Countries
30%
% of Sales from Innovative
New Products Introduced in
the Past 5 Years
8,600+
Team Members
Worldwide
Billion Worldwide
Sales
2.7
80%
North American Commercial
Distributors have been with
AWI for 20+ years
100+
Countries have Armstrong
Ceilings or Floors
Customer Relationships
Worldwide
9,000+ 80 Billion
Square Feet of Installed
Commercial Space in the
U.S.
Millions of
Installations Globally
Armstrong Highlights

Armstrong’s Global Manufacturing Footprint
AUSTRALIA
Braeside
Warren, AR
South Gate, CA
Pensacola, FL
Kankakee, IL
Somerset, KY
West Plains, MO
Jackson, MS
Vicksburg, MS
Millwood, MV
Hilliard, OH
St. Helens, OR
Lancaster, PA
Marietta, PA
Beech Creek, PA
Titusville, PA
Lancaster, PA
Stillwater, OK
Jackson, TN
Oneida, TN
Beverly, WV
USA
Montreal
CANADA
Team Valley
Stafford
UK
Rankwell
AUSTRIA
Pontarlier
FRANCE
Munster
Deimenhorst
Bietigheim
GERMANY
Wujiang
Shanghai
CHINA
#1 in ceilings in Europe
#1 in both floors and
ceilings in North America
#1
in ceilings in India
#1 in ceilings and
Top 3 in floors in China
#1 in both floors and
ceilings in Australia

2013 Business Segment and End-Use Profile
Diversified revenue profile across products and end-use applications
45%
65%
45%
North
America
R&R in
Americas is
closer to 80%
$920
$535
$1,265
$2,720
20%
25%
10%
30%
5%
65%
35%
30%
5%
20%
Hardwood Flooring Resilient Flooring Ceilings
(Building Products)
Consolidated
Commercial renovation
Commercial new
Residential renovation
Residental new

EBITDA Performance
EBITDA growth in all businesses despite challenging macro environment
2010 EBITDA 2013 EBITDA
$370M
$310M
Worldwide Ceilings Worldwide Resilient
Wood
2010 2013
2010 2013
2010 2013
Sales $1.1B $1.3B 10.7% $1.0B $920M (9.7%) $480M $535M 11.2%
EBITDA as % of Sales 22% 26% + 360 bps 7% 10% + 370 bps 1% 3% + 220 bps
*Pension credit of $48 million in 2010 partially offset corporate expense, but net pension expense of $3 million in 2013 provided no offset to corporate expense.
Worldwide Ceilings
Worldwide Resilient
Wood
Corporate*
81%
87%
22%
25%
2%
5%
(5%)
(17%)

Key Milestones – Positive Momentum
Cost
Management
Initiatives
Capital
Market
Activity
Organic
Investment
Portfolio
Management
Management
2010 2011 2012 2013 2014
New CEO and CFO
Leverage recap
and $800M
special dividend
$500M special
dividend
Announced $150M
cost
out initiative
Cost out initiative
raised to
$165M and then
$185M
Cost out initiative
concluded > $200M
in 2012
Simplex ceilings
acquisition
(Architectural
Specialties)
Divestiture of
Cabinets and Patriot
flooring distribution
businesses
Announced organic
investment in emerging
markets –
began construction of 3
plants in China
New global
Ceilings CEO
New CFO and global Flooring CEO
Both internal promotions
Delivered over $40M in manufacturing
productivity in 2013 and through the first nine
months of 2014
Growth through focus on innovation, product
adjacency opportunities, design and
environmental leadership
Completion of Chinese facilities in 2013 and
Russian facility in early 2015
Announced North American LVT
manufacturing investment with expected
completion in 1H 2015
Armstrong repurchases
~5M shares ($260M)
Announced
construction of
Ceilings plant in
Russia

• North American plants located in key
distribution areas
Over 20 plants in North America – aids
in distribution, recycling of product and
customer relationships
• Ability to capitalize on increased volume
Current plants are running at ~70%
capacity utilization; can support increase
in volume
A 10% increase in volume would require
an increase in production workforce by
2%
35% – 45% margins
• Enormous base of existing installations
creates ability to leverage annuity stream
Positioned for a North American Commercial Recovery
Our most profitable market – recovery drives strong earnings growth

• Executing on emerging markets
growth investments
Three China plants up and running
China metal ceilings plant on-line by
2015
Closely monitoring conditions in Russia;
on the ground operations continue as
normal, plant scheduled to begin
shipping Q1 2015
• Global manufacturing footprint we need
for the coming years is in place
Remain confident on benefits of growth
in key markets, but timing uncertain
• We have remained agile to market
conditions
Ability to redeploy assets based on
regional opportunities
Positioned for Global Growth

• Protect and grow our
North American businesses
• Invest and grow in key international
and emerging markets
• Optimize our portfolio through
ongoing evaluation of strategic
opportunities by business, by
geography and across the company
• Seek adjacent opportunities to expand
our product line and geographic reach
• Build on our core competency of
driving specifications in the architect
and designer communities while working
with our distribution partners to create
and enhance value
Armstrong’s Business Priorities

Armstrong Ceilings Overview

Global Ceilings Revenue and Product Mix
Commercially oriented business with diverse end-use applications
Sales by End-use Segment
Office Retail Education Healthcare
Segment % of Business
Office 30% - 40%
Retail 20% - 30%
Education 15% - 25%
Transportation /
Other
10% - 20%
Healthcare 5% - 15%
(1) Consists of wood, metal and other alternative material ceilings manufactured or sourced by the company
$780
$350
$135
2013 Sales by Geography
Americas
EMEA
Pacific Rim
85%
15%
Sales by Product Form
Mineral Fiber/Grid
Architectural
Specialties (1)

• Seamless customer relationship –
customers buy an Armstrong ceiling system
• ROIC >100%
• Over $225 million in cash dividends
to Armstrong from 2011 to 2013
• 8 Manufacturing plants in 5 countries
• Products and services help drive
specifications and deliver efficiency
to contractors
WAVE – Armstrong/Worthington 22-Year JV
Integral to Armstrong Ceiling business success

Strategic Priorities
• Go-to-market and fulfillment investments
Results  2010 – 2013
• Americas EBITDA margin
+900 bps
• >15% sales CAGR
• Expanded capacity
• >10% sales CAGR
(2011-2013)
•
• Differentiated capability build-out
Margin expansion while
investing for growth
Strengthen our position in core markets
• Position to benefit from commercial recovery
• Expand margins and drive mix
Build a leadership position in key
emerging markets
Build a global leadership position in
Architectural Specialties
17
1
2
3

Sales ($ Millions)
EBITDA Margin

Inspiring Great Spaces™

Sales and margin growth despite market challenges
• Sales up 7% despite flat global volumes
• EBITDA margins up 350 bps – price, mix, earnings from WAVE and cost improvement
Global Ceiling Sales and EBITDA
20%
22%
24%
26%
1,000
1,100
1,200
1,300
2010 2013
Global Ceiling Sales and EBITDA
Sales EBITDA Margin

Sales ($ Millions)
EBITDA Margin
Americas
800
700
600
50%
45%
40%
35%
30%
25%
2010
2013
EMEA
400
350
300
10%
8%
6%
4%
2%
0%
2010
2013
Pacific Rim
200
150
100
25%
20%
15%
10%
5%
0%
2010
2013

Inspiring Great Spaces™

Regional Mix
Global improvements led by North America
• ~20% sales growth in UK,
Russia and Middle East
• Offset by market contraction
in Continental Europe
• Significant Russia plant
start-up investment began
in 2013
• Sales +12% despite
lower volumes
• EBITDA margin expands
900 bps – price, mix,
manufacturing productivity,
WAVE earnings
• Growth in India and
China offset Australia
market decline
• Remains an investment
story to expand sales
and manufacturing
capacity for region

Architectural Specialties (AS) Overview
•
Specialty ceiling systems targeted at customer
need for a design-oriented aesthetic
•
Same customer as mineral fiber ceilings,
often combined on the same project
•
Many different materials and product forms
•
Lower volume, higher price, sometimes
involving custom design and engineering
What Is AS? What Makes Armstrong Unique?
Easiest
To Do
Business
With
Global footprint
to support
global projects
Broadest portfolio of
on-trend specialty ceiling
solutions in the world
Consistently
high level
of quality
A “high
touch”
service
model
Enhancing our value to core customers in a differentiated way

Investing in Our Global AS Footprint
Network provides advantaged local service and global leverage that aligns with how our customers do business
Armstrong factory
Engineering office
Montreal,
Canada
Lancaster, US
Stafford, UK
Paris,
France
Moscow,
Russia
St. Gallen, Switz.
Dubai, UAE
Shanghai and
Beijing, China
Mumbai, India
Sydney, Australia
Guangzhou,
China (JV)
Capability and
capacity expansion
completed in 2013
Capability and capacity
expansion underway,
complete in 1Q14
New plant being built for Asia,
co-located with new mineral fiber plant
Stafford, UK
Wujiang, China
Rankweil, Austria
The top 200 global
architects estimate that
~50% of their revenues
come from outside their
home country
Montreal, Canada

The AS Financial Equation
An attractive ROIC-accretive global growth
engine within the ceilings segment
Big Penetration
Opportunity
Attractive Stand-Alone
Economics
Total Ceilings
Portfolio Synergies
• $2B market opportunity
•
Highly incremental –
fragmented regional
competition
• High incremental
margins
• Lower fixed asset
intensity = high ROIC
• Unique multi-product
specifications
• Customer loyalty
driver
• “Pull-through” effect
on core mineral fiber
ceilings

“Freedom Tower” - Conde Nast
Recently won the ceilings supply for
Conde Nast, an anchor tenant for this
iconic building, taking 25% of the floors
Why Armstrong:
• Only company able to combine our
acoustical tile, Architectural Specialties
and grid solutions to effectively meet
customer’s challenging needs
• Provided design services to enable a
unique visual
• Ability to support a compressed
construction schedule
Case Study: One World Trade Center

• Leverage global reach and scale
• Win specification game
Multi-product offering … 1-stop shopping
Supported with design services
• Remodel opportunity
• Prepared for demand uptick
Global Ceilings Summary

Armstrong Flooring Overview

Global Flooring Revenue Mix
Balanced exposure to Residential and Commercial recovery
Commercial
40%
Residential
60%
Total Business
Remodel
70%
New
30%
Remodel
75%
New
25%
Commercial Residential
Office 5% -
15%
Retail 15% -
25%
Education 20% -
30%
Healthcare 20% -
30%
Other 15% -
25%
Commercial Sales by End-Use Segment

• 80% of sales in North America – the core earnings driver of the business
• Mix of Commercial and Residential in North America
• Residential is a North American business – business outside of North
America is all Commercial
Geographic and Product Mix
2013 Sales by Geography
Total  =  $1.5B
2013 Sales by Product
27
Residential
~60%
Commercial
~40%
Americas
Commercial
$310
Americas
Residential
$870
EMEA $190
Pacific Rim
$85
Hardwood
36%
Res Tile
7%
Laminate/
Other 8%
Res
Sheet
10%
LVT
7%
Linoleum
Cml Sheet
17%
VCT
15%

Sales ($ Millions)
EBITDA Margin

Inspiring Great Spaces™

• Sales down 3% due to volume declines, product exits in Europe and divestiture of the
Patriot distribution business
• EBITDA margins improve almost 300 bps despite volume declines and investments in China
Global Flooring Total Sales and EBITDA
Aggressively remixing portfolio to faster growth markets and products while dramatically lowering costs
Global Flooring Sales and EBITDA
28
4%
6%
8%
1,400
1,500
1,600
2010 2013
Sales EBITDA Margin

Sales ($ Millions)
EBITDA Margin

Inspiring Great Spaces™

Resilient Flooring
North American performance drives segment profit growth
• Sales down only 2%
despite double digit
volume declines
• Margins expand 675 bps
despite negative volume
leverage (manufacturing
productivity, mix and
price all improve)
• Dramatic cost actions
have not been
sufficient with
European downturn
• Structurally
challenged business
• Sales flat; Weakness
in Australia, but China
sales +60%
• EBITDA margins
impacted by plant /
commercial investment
in China and Australian
weakness
29
5%
10%
15%
20%
600
650
700
2010 2013
Americas
-5%
-4%
-3%
-2%
-1%
0%
150
250
350
2010 2013
EMEA
-5%
0%
5%
10%
15%
50
75
100
2010 2013
Pacific Rim

Armstrong

Sales ($ Millions)
EBITDA Margin

Inspiring Great Spaces™

Wood – A Cyclical Business
With the right strategy, Wood can deliver above cost of capital through cycle
• Leadership share in North America; sales still ~ 40% off peak
• At trough volumes in 2011 and 2012, EBITDA margins were +10% and ROIC was +8%
• Nearly $50M in commodity inflation in 2013; estimating another $30-$35M in 2014
• New strategy to cap production, price for anticipated inflation and drive higher mix resulted improved margins in first nine month of 2014
Wood Sales and EBITDA
30
0%
5%
10%
15%
400
500
600
2010 2011 2012 2013 Sept YTD
2014
Sales EBITDA Margin

Our Strategy
Residential Flooring
Goals: Extend leadership
share and returns
Commercial Flooring
Goals: Restore wood attractiveness and
extend leadership share and margins in
resilient
Where To Play:
•
•
•
•
Where To Play:
•
•
•
Expand accessories and floor care solutions
Protect our leading share position in Sheet Vinyl
Significantly increase share in fast-growing LVT
Drive disproportionate sales and profit growth in
fast-growing emerging markets
Protect our leading share position in VCT in
North America
Dramatically increase share in fast-growing LVT
Win in the Healthcare, Education and Retail sectors

RITE AID

Armstrong

RITE AID
RITE AID

SEASONAL

TARGET

GANDER MTN.
WE LIVE OUTDOORS

Inspiring Great Spaces™

Retail Case Study –
Why Armstrong
Product Solutions • Design Leadership • Brand Recognition
•
LVT in all stores / BBT in most stores
•
Bamboo & striated visual
•
Environmental statement (bio-based tiles)
•
Local access, fast installation and easy to maintain
Partnership
Consultative • Service • Reliability
•
2012: Striations bio-based tile as a prototype
•
2013: Over 420 stores refurbished
•
2014: Planning over 460 locations (continued expansion 2015)
Sector: Refresh drives traffic – likely source of pent up demand

• Resilient flooring is a valuable franchise
with significant incremental margins
• Executing our plan to restore Wood
structural attractiveness
• Driving strong growth in emerging markets
• Better utilizing our global footprint to lower
costs and speed innovation
• Clear strategies to win
Armstrong Flooring – Summary

Growth through Innovation

# of Patent Applications

% of Sales

Inspiring Great Spaces™

• Dynamic strategy driven by customer
needs
• Deploying new product development, R&D,
and technical resources globally to the
highest value creation opportunities
Development of global and multi-
generational product platforms
Patent applications increased more than
5x since 2010
• Differentiation that is valued by customers
= higher margins
• Innovation is not limited to just new
products but extends to “how” we do
business
Renewed Focus on Innovation
Innovation efforts accelerating
* Metric based on % of total sales for products introduced in the last five years.
0
10
20
30
40
2010 2011 2012 2013
Patent Activity
First Filed Utility Applications
0%
10%
20%
30%
2010 2011 2012 2013
New Product Sales*

Inspiring Great Spaces through Leadership in Product Innovation
Calla™
Now your interior space can have
the smoothest textured mineral fiber
ceiling panel available. A Calla
ceiling has the monolithic visual of
drywall with easy access to the
plenum. Calla is now available in
Colorations™, 14 standard colors or
custom painted colors. Create a
totally integrated system using
Colorations with 9/16" Suprafine®
suspension systems and Axiom®
trim. Calla also offers: sound
absorption (NRC) and sound
blocking (CAC), high light-
reflectance, 68% recycled content.
Architectural Remnants -
Architectural Salvage
Calla Colorations™
Colorfully integrated!
Now you don’t have to choose
between color and acoustics…
Colorations™ on smooth-
textured Calla™ ceiling panels offers
a choice of 13 standard or custom
painted colors. Colorations   also
enables  a completely harmonized
look with coordinating colors
available for suspension systems
and trim.  Collaboration and
partnership with Sherwin Williams
allows for thousands of made to
order custom paint colors
for a truly unique look.
Look for Colorations standard
colors translated on SoundScapes®
Canopies, SoundScapes Shapes,
SoundScapes Systems Blades™,
and Infusions® Canopies.
FLIP™ is a hand-held spray
adhesive.  This innovative flooring
spray adhesive allows contractors
and installers to turn a small room
in less time, returning the area to a
functional revenue-generating
space quicker.
FasTak™ & iset™ are factory
applied adhesive systems for
residential and commercial LVT
• Immediate occupancy,
no wet glue
• Fast & easy install, repair,
and  replace
Architectural Remnants brings
back timeworn charm. It provides the
look of reclaimed wood flooring with
HYDRACORE™ PLUS, giving it a
more substantial feel and the solid
sound of real hardwood.
VISIONGUARD® protects the
surface of the floor from stains,
fading, and wear-through and makes
cleaning easy and stress-free.
Received recognition in Better
Homes & Gardens’ Kitchen + Bath
magazine as one of the 30 most
innovative products for 2014, and
was awarded “Best in Innovation” at
Surfaces in 2014.
SoundScapes Shapes
Innovations in installation and design that inspire customers

™
™

Sales Price/SF
Standard product sales price up >90%

Inspiring Great Spaces™

37
2003 2013
Ultima / Optima
Fissured / Cortega
Acoustics (NRC)
Light Reflect
Recycle Content
Anti Mold/Mildew
Warranty
0.70 / 0.90
0.90
86% / 71%
Yes
30 Years
Acoustics (NRC)
Light Reflect
Recycle Content
Anti Mold/Mildew
Warranty
0.55
0.81 / 0.82
41%
No
1 Year
Bubble size represent percent of category sales
Better products yield
better pricing
Mix Evolution -
Ceilings Americas
Innovation enables gains in price and mix
$0.00
$1.00
$2.00

Net Sales ($M)

Avg selling price

Inspiring Great Spaces™

• Sales CAGR ~5x volume
growth during this time period
• Direct Margin $’s grew at a
CAGR of >33%
Mix Revolution - Residential Floor Tile
Innovation led growth driving “mix up” within the category and improved profitability
Alterna - Allegheny Slate
– Copper Mountain
Luxe with FasTak –
Groveland - Natural
• Growth driven by category expansion, product innovation and new introductions:
• Alterna, groutable engineered stone tile utilizes proprietary technology to mimic the detail, texture and variation of natural stone
• Luxury vinyl plank offerings such as Luxe, Natural Living, Natural
Personality
• Present & Future Growth
• Alterna features multiple sizes and wall installation
• LVT domestic production enables Armstrong to expand offering and increase speed to market
• New innovations in installation (FasTak) and evolution of design establish
Armstrong as the market leader
Standard residential tile
offering in 2008
From:
To:
-
$0.25
$0.50
$0.75
$1.00
$0
$50
$100
$150
2008 2013
$
Sales ANSP
Residential Tile Growth

Financial Summary

• Positioned to benefit from North American
commercial recovery
• Capture growth in established international
and emerging markets
• Maintain a flexible balance sheet
• Generate significant free cash flow to fund
investments and return value to shareholders
Focused on Value Creation
ROIC is our key long-term financial metric

Adjusted EBITDA History
2006 2007 2008 2009 2010 2011 2012 2013 2014 Est.
Sales $3.26B $3.30B $3.14B $2.66B $2.65B $2.68B $2.62B $2.72B $2.68 - $2.72B
EBITDA $400M $433M $401M $310M $310M $376M $402M $371M $355 - $375M
EBITDA as % of
Sales
12.3% 13.1% 12.8% 11.6% 11.7% 14.0% 15.3% 13.6% ~13.5%
($430)
($195)
$105
$15
($50)
$215
A history of driving Price > Inflation
$370
$310
$400
Discrete cost-out program 2010
– 2012 drove over $200M of
savings in SG&A and
Manufacturing
$0
$100
$200
$300
$400
$500
$600
$700
$800
2006 Price / Mix Volume Input Costs Mfg Cost SG&A WAVE Pension Credit 2013

Cash Flow History
Significant cash investments and returns to shareholders
• Created and maintained an efficient balance sheet
• Cash generation aided by low cash tax rate from Chapter 11 Net Operating Loss
(NOL) carry-forward
• Prioritized investments in capital expenditures to drive global growth
• Returned surplus cash via special dividends and share repurchase
$1,180
$135
Includes
$275M of
strategic
investments
$500
$1,000
$1,500
$2,000
$2,500
YE 2009 Borrowing Cash Flow from
Business
Capex Special
Dividends
Share
repurchase
YE 2013
$570
($655)
($260)
($1,300)
$600

($ Millions)

($ Millions)

Inspiring Great Spaces™

Well-positioned and efficient balance sheet
Balance Sheet – 9/30/14
Net Debt $900M
LTM EBITDA $370M
Leverage 2.4x
• No significant maturities until 2018
• Considerable covenant headroom
• Recent ratings upgrade to BB
(positive) from S&P
• Sufficient liquidity
• Fully funded US pension plan;
no contributions in >20 years
Current Leverage
(65)
75
250
150
-100
100
300
500
Liquidity
LCs Securitization Revolver Cash
$410M
0
250
500
2014 2015 2016 2017 2018 2019 2020 >2020
Maturity Schedule
Term Loans Other

Path to Growth – Adjusted EBITDA margin
High incremental margins on additional volume can drive increased margins in “mid-cycle”
30%
20%
10%
0%
30%
20%
10%
0%
Ceilings Resilient Wood Corp. TOTAL
2013 Actual
Ceilings Resilient Wood Corp. TOTAL
“Mid-cycle”
Margin on Incremental
Volume
Ceilings 30% - 45%
Resilient 25% - 35%
Wood 25% - 30%

• Free cash flow will increase as plant builds
wind down in early 2015
Partially offset by increased US
cash taxes as foreign tax credits
are consumed in 2014 and 2015
• Prioritize use of capital
Capital expenditures to drive
organic growth
Return value to shareholders
(dividends and/or share repurchases)
Acquisitions
• Target 2-3x net leverage on trailing
12-month EBITDA
Capital Deployment
Future cash distributions likely to be less episodic than in the past

Investment Highlights
Diversified $2.7 billion global building products company
with leading positions in most key markets and products
Driving value creation through:
– Recovery in North America
• U.S. Commercial is our most profitable business
with 35-45% margins
– Growth in International Markets
• Executing on emerging market investments and
recovery in developed markets
– Leveraging innovation to drive profitable growth
• Focus on design, environmental leadership, installation
and application enhancements
• New product benefits to drive improved mix
Focused on creating shareholder value

Financial Overview Appendix

$16
EBITDA Bridge – Full Year 2013 vs. Prior Year
($23)
($9)
$29
$6
$371
$402
$350
$370
$390
$410
$430
$450
$470
2012 Price / Mix Volume Input
Costs
Mfg Cost SG&A WAVE Pension
Credit
Change in
D&A
2013
($49)
$(10)
$9

EBITDA Bridges - 2014 Results vs. PY
($12)
($9)
($25)
($17)
$3
$11
EBITDA Bridge Sept YTD 2014 vs. PY
EBITDA Bridge Q3 2014 vs. PY
$300
$297
$200
$220
$240
$260
$280
$300
$320
$340
$360
2013 Price/Mix Volume Input Costs Mfg Cost SG&A WAVE Pension
Expense
Change in
D&A
2014
($26)
$46
$13
$15
$1
$2
$117
$122
$0
$20
$40
$60
$80
$100
$120
$140
$160
2013 Price/Mix Volume Input Costs Mfg Cost SG&A WAVE Pension
Expense
Change
in D&A
2014
($3)
($1)
$2
($2)

2014 Estimate Range
(1)
2013
(2)
Variance
Net Sales
(3)
2,680
to
2,720
2,700
(1%)
to
1%
Operating Income
(4)
230
to
245
257
(11%)
to
(5%)
EBITDA
355
to
375
366
(3%)
to
2%
Earnings Per Share
(5)
$2.00 to $2.15 $1.98 1% to 9%
Free Cash Flow
0
to
40
68
(100%)
to
(41%)
(1) Guidance is presented using 2014 budgeted foreign exchange rates
(2) 2013 results are presented using 2014 budgeted foreign exchange rates
(3) 2014 and 2013 net sales include the impact of foreign exchange
(4) As reported Operating Income: $205 - $220 million in 2014 and $239 million 2013
(5) As reported earnings per share: $1.40 - $1.55 in 2014 and $1.71 in 2013
Key Metrics – Guidance 2014

2014 Financial Outlook
$30 - $40 million vs. 2013
Adjusted Gross Margin 0 to 30 bps vs. 2013
Raw Material & Energy Inflation
Manufacturing Productivity*
Earnings from WAVE
Cash Taxes/ETR*
Q4
Capital Spending
Exclusions from  EBITDA*
(1) Net sales include foreign exchange impact
(2) As reported ETR of 49% for 2014
* Changed from July Outlook
SG&A
16.5% to 17.0% of sales
$0 - $5 million vs. 2013
$15 - $25 million; Adjusted long-term ETR of ~39%
(2)
Sales
(1)
$610– $650 million; EBITDA $55 – $75 million
$195 - $215 million
$25 - $30 million

2013 2012 V
EBITDA– Adjusted
$371 $402 ($31)
Depreciation and Amortization
(109) (100) (9)
Operating Income – Adjusted
$262 $302 ($40)
Foreign Exchange Movements
(5) - (5)
Cost Reduction Initiatives
(18) (13) (5)
Accelerated Depreciation and Impairments (not included above)
- (12) 12
Impairment
- (6) 6
Operating Income – As Reported
$239 $271 ($32)
Interest (Expense) Income
(67) (51) (16)
EBT
$172 $220 ($48)
Tax (Expense) Benefit
(71) (76) 5
Net Income
$101 $144 ($43)
Full Year - Adjusted EBITDA to Reported Net Income

Management Team

Matthew J. Espe, Chief Executive Officer and President
In July 2010, Matthew J. Espe was appointed CEO of Armstrong World Industries, Inc., in Lancaster,
Pennsylvania. Matt brings 30 years of experience in sales, marketing, distribution and management with global manufacturing businesses to Armstrong. In his previous role at Ricoh Americas Corporation, a subsidiary of Ricoh
Company, Ltd., he served as chairman and CEO. Prior, he was chairman and CEO of IKON Office Solutions, Inc., a $4 billion office equipment distributor and services provider with 24,000 employees. Ricoh acquired IKON in 2008.
Before joining IKON in 2002, Matt was president and CEO of GE Lighting. In a career that spanned 22 years there, he managed multiple business units as well as functions including sales, marketing, distribution and manufacturing. Along with a wealth of experience, he also brings a finely-tuned global perspective, having led businesses in Europe, Asia and North America.
Matt is a former director of Unisys Corporation and Graphic Packaging, Inc. He currently serves on the advisory board at the College of Business and Economics at the University of Idaho and on the advisory council for Drexel
University's Lebow College of Business, Center for Corporate Governance. Additionally, Matt is a member of the
National Association of Corporate Directors (NACD) and the Wall Street Journal CEO Council. He graduated from the University of Idaho with a bachelor's degree in marketing, and received his MBA from Whittier College.
David S. Schulz is senior vice president and CFO of Armstrong World Industries, Inc., in Lancaster,
Pennsylvania.
Mr. Schulz joined Armstrong in 2011 as vice president, finance for Armstrong Building Products. Prior, he served as CFO of Procter & Gamble Company’s Americas snacks division, and from 2008 to 2009 as the finance director for the Coffee business unit of the J.M. Smucker Co. following the merger of
P&G’s Folgers Coffee Co. with Smucker. His experience covers a wide range of finance leadership positions encompassing operational finance, planning and analysis, mergers and acquisitions, and financial reporting. Well known as a strong business partner, Mr. Schulz actively engages with other functions to drive improvement.  Prior to joining Procter & Gamble, Mr. Schulz was an officer in the
United States Marine Corps.
He earned his bachelor’s degree in finance from Villanova University in 1987 and a master’s degree in management from the U.S. Naval Postgraduate School in 1993.
David S. Schulz, Senior Vice President and Chief Financial Officer

Don Maier, Executive Vice President,
CEO Armstrong Floor Products Worldwide
Victor Grizzle,
Executive Vice President, CEO Armstrong Building Products
Victor “Vic” Grizzle is executive vice president and CEO, Armstrong Building Products, in Lancaster, Pennsylvania.
Mr. Grizzle has 23 years of experience in process improvement, sales, marketing and global business leadership.
He comes to Armstrong from Valmont Industries, a $2 billion global leader of infrastructure support structures for utility, telecom and lighting markets, and manufacturer of mechanized irrigation equipment for large scale farming, where he was group president of Global Structures, Coatings and Tubing since 2005. Prior to Valmont, Mr. Grizzle was president of the commercial power division of EaglePicher Corporation, a $700 million diversified manufacturer and marketer of advanced technology and industrial products for space, defense, automotive, filtration, pharmaceutical, environmental and commercial applications. Before that, he spent 16 years at General Electric
Corporation.
Mr. Grizzle graduated from California Polytechnic University with a Bachelor of Science in Mechanical
Engineering.
Don Maier is the EVP & CEO of Armstrong Floor Products.  He joined Armstrong in January 2010 and was most recently the senior vice president, Global Operations.
Don came to Armstrong from TPG Capital Advisors, the global buyout group of TPG, a private investment firm. Prior, he held a steady progression of roles at Hillenbrand Industries, beginning in 1987 as a manufacturing and product engineer for subsidiary Batesville Casket Company, and later moving from product development and marketing leadership roles to vice president, Manufacturing and Operations. In
2002, he became vice president, Strategy and Business Development, for a larger Hillenbrand subsidiary,
Hill-Rom, a $1.5 billion leading global producer of health care equipment, technology and workflow IT systems. In 2003, he became vice president and general manager, and in 2005 he was named senior vice president – North America. In that role, he had P&L responsibility for a $1.4 billion business with a $325 million operating budget and $90 million capital budget.
Don is a member of the board of directors of the National Association of Manufacturers. He holds a bachelor’s degree in Industrial Systems Engineering from The Ohio State University in Columbus, Ohio, and an MBA, with a concentration in Marketing, from Xavier University in Cincinnati, Ohio.

Thomas J. Waters, Vice President Treasury & Investor Relations
Thomas J. Waters is Vice President, Treasury and Investor Relations of Armstrong World Industries, Inc.
Mr. Waters joined Armstrong in 1998 as Manager, Capital Markets. Since then he has held the positions of Director of Investor Relations, General Manager of Finance and IT for Building Products Europe,
General Manager Financial Planning and Analysis for North American Floor Products.  He was named
Treasurer in 2008, and added investor relations responsibilities in 2010.
Prior to Armstrong, Mr. Waters worked for American Airlines in Dallas, TX in both Treasury and
Operational Finance roles.
Mr. Waters earned a BA from Binghamton University, and a MBA from the Walter A. Haas School of Business at the University of California, Berkeley.
Kristy Olshan is Investor Relations Manager of Armstrong World Industries, Inc.,
in Lancaster, Pennsylvania.
Mrs. Olshan became Investor Relations Manager in December of 2010 and has responsibility for managing all external investor communications.  Mrs. Olshan joined Armstrong in November of
2008 as External Reporting Manager.
Prior to Armstrong, Mrs. Olshan spent over 5 years in public accounting as an auditor and advisor to clients in the construction engineering, banking, utility, and manufacturing industries with a focus on SEC reporting and Sarbanes-Oxley compliance.  Mrs. Olshan is also a Certified
Public Accountant and member of the AICPA.  She previously served on the board as Treasurer of the York Hospital Auxiliary, a Wellspan affiliated non-profit organization.
Mrs. Olshan earned a bachelor of science with dual degrees in Business Administration and Accounting, and an MBA from York College of Pennsylvania.
Kristy Olshan, Investor Relations Manager

Investor Relations Contact Information
Kristy Olshan, CPA, MBA
Investor Relations Manager
Armstrong World Industries
2500 Columbia Avenue
Lancaster, PA 17604
P: 717-396-6354
F: 717-396-6128
E: ksolshan@armstrong.com
Thomas J. Waters
VP, Treasury and Investor Relations
Armstrong World Industries
2500 Columbia Avenue
Lancaster, PA 17604
P: (717) 396-6354
F: (717) 396-6136
E: tjwaters@armstrong.com